Subsequent Events	12 Months Ended
Sep. 30, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 20 — SUBSEQUENT EVENTS

On October 24, 2025, Changzhou Zhongjin entered into a loan agreement with Jiangsu Bank to borrow $2,808,000 (RMB 20.0 million) as working capital, with a maturity date of September 22, 2026. The loan has a fixed interest rate of 2.8% per annum. The loan was guaranteed by Company’s major shareholder Mr. Erqi Wang.

On November 19, 2025 and December 9, 2025, Changzhou Zhongjin entered into two loan agreements with Agricultural Bank of China to borrow $1,389,960 (RMB 9.9 million) and $1,402,596 (RMB 9.99 million) as working capital for one year, with a maturity date of November 18, 2026 and December 8, 2026, respectively. The loans have a fixed interest rate of 2.8% per annum.

On November 27, 2025, Changzhou Zhongjin entered into a loan agreement with China Merchants Bank to borrow $1,404,000 (RMB 10.0 million) as working capital for six months, with a maturity date of May 27, 2026. The loan bears a floating rate of China’s LPR minus 31 basis points, with every one-month adjustments starting from the loan disbursement date. In addition, Changzhou Zhongjin pledged its patent rights as collateral to guarantee the Company’s loan from China Merchants Bank. The loan was guaranteed by the Company’s major shareholder Mr. Erqi Wang.

The Company evaluated the subsequent events through February 9, 2026, which is the date of the issuance of these consolidated financial statements, and concluded that there are no additional subsequent events except disclosed above that would have required adjustment or disclosure in the consolidated financial statements.